UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas (Address of Principal Executive Offices)		77008-1044 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Fifth Supplemental Indenture
Sixth Supplemental Indenture
Rule 144A Global Note
Rule 144A Global Note
Registration Rights Agreement
Press Release dated March 2, 2005

Item 1.01  Entry into a Material Definitive Agreement.

     The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On March 2, 2005, Enterprise Products Operating L.P. (the “Operating Partnership”), a wholly owned subsidiary of Enterprise Products Partners L.P. (the “Partnership”) closed the private placement of $500 million in aggregate principal amount of the Operating Partnership’s Senior Notes (as defined below) pursuant to an Indenture (as defined below) dated October 4, 2004. The Partnership has fully and unconditionally guaranteed the Senior Notes on an unsecured and unsubordinated basis. The Senior Notes (as defined below) were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act. The $500 million in aggregate principal amount of Senior Notes (as defined below) were sold in two separate series as follows:

Principal Amount	Issue Price	Fixed-Coupon Rate	Maturity Date
$250 million	99.379%	5.00%	March 1, 2015
			(the “2015 Notes”)
$250 million	98.691%	5.75%	March 1, 2035
			(the “2035 Notes”)

     The two series of senior notes (together with the related guarantee) referenced in the table above are collectively referred to in this Current Report on Form 8-K as the “Senior Notes.”

     The Senior Notes were sold pursuant to an Indenture dated as of October 4, 2004 (the “Base Indenture”), among the Operating Partnership, as Issuer, the Partnership, as Guarantor, and Wells Fargo Bank, National Association, as Trustee, as amended by the Fifth Supplemental Indenture (with respect to the 2015 Notes) and the Sixth Supplemental Indenture (with respect to the 2035 Notes), each dated as of the October 4, 2004 (the Base Indenture, as so amended and supplemented, the “Indenture”). Copies of the Base Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture and forms of the 2015 Notes and 2035 Notes are filed as Exhibits 4.1 through 4.5 to this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

     The description of the Senior Notes and the terms of the Base Indenture governing the Senior Notes contained in our Current Report on Form 8-K filed with the Commission on February 16, 2005 are incorporated by reference into this Item 2.03 of this Current Report on Form 8‑K.

     On March 2, 2005, the Operating Partnership and the Partnership also entered into a Registration Rights Agreement relating to the Senior Notes with the Initial Purchasers named therein. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.6 and incorporated herein by reference. The description of the of the terms of the Registration Rights Agreement contained in our Current Report on Form 8-K filed with the Commission on February 16, 2005 are incorporated by reference into this Item 2.03 of this Current Report on Form 8‑K.

     The description set forth above is qualified in its entirety by the Base Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the form of the 2015 Notes, the form of 2035 Notes and the Registration Rights Agreement filed herewith as exhibits.

     The press release announcing the closing of the private placement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on October 6, 2004).

4.2*	Fifth Supplemental Indenture dated as of March 2, 2005, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.3*	Sixth Supplemental Indenture dated as of March 2, 2005, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4*	Rule 144A Global Note representing $250 million principal amount of 5.00% Series A Senior Notes due 2015 with attached Guarantee.

4.5*	Rule 144A Global Note representing $250 million principal amount of 5.75% Series A Senior Notes due 2035 with attached Guarantee.

4.6*	Registration Rights Agreement dated as of March 2, 2005, among Enterprise Products Operating L.P., Enterprise Products Partners L.P. and the Initial Purchasers named therein.

99.1*	Press release dated March 2, 2005.

*Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products GP, LLC,
its General Partner

Date: March 2, 2005	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on October 6, 2004).

4.2*	Fifth Supplemental Indenture dated as of March 2, 2005, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.3*	Sixth Supplemental Indenture dated as of March 2, 2005, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4*	Rule 144A Global Note representing $250 million principal amount of 5.00% Series A Senior Notes due 2015 with attached Guarantee.

4.5*	Rule 144A Global Note representing $250 million principal amount of 5.75% Series A Senior Notes due 2035 with attached Guarantee.

4.6*	Registration Rights Agreement dated as of March 2, 2005, among Enterprise Products Operating L.P., Enterprise Products Partners L.P. and the Initial Purchasers named therein.

99.1*	Press release dated March 2, 2005.

*Filed herewith